SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 22, 2005
CELEBRATE EXPRESS, INC.
(Exact name of Registrant as specified in its charter)

Washington	000-50973	91-1644428

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11220 – 120th Avenue NE
Kirkland, Washington 98033
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (425) 250-1061

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Celebrate Express, Inc., dated July 25, 2005, reporting the financial results of Celebrate Express, Inc., for the three months and fiscal year ended May 31, 2005.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
In connection with the Company’s decision to refocus its Storybook Heirlooms brand, the Company severed its employment relationship with Ms. Lori Liddle, Chief Marketing and Merchandising Officer and Ms. Dina Alhadeff, Vice President, Storybook, effective July 22, 2005. The Company has commenced a search for a replacement for Ms. Liddle.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits.

Exhibit	Description

99.1	Press Release, dated July 25, 2005
The information in the exhibit to this Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of Celebrate Express, Inc. under the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2005	CELEBRATE EXPRESS, INC.
	By:	/s/ Darin L. White
Darin L. White
Vice President, Finance